EXHIBIT 32.2
CERTIFICATION OF PERIOD REPORT
I, Kaes Van't Hof, Chief Financial Officer of Diamondback Energy, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:
(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 24, 2022	/s/ Kaes Van't Hof
Kaes Van't Hof
Chief Financial Officer